Ardent Acquisition Corp.

to acquire

September 27, 2006

October 3, 2006

Road Show Presentation

            Commencing shortly after the filing of this current report on form 8-K, Ardent Acquisition Corp. ("Ardent”) intends to hold presentations for certain of its stockholders, as well as other persons who might be interested in purchasing Ardent securities, regarding its acquisition of Avantair as described in this report. This current report on form 8-K, including some or all of the exhibits hereto, will be distributed to participants at such presentations.

            Ardent engaged EarlyBirdCapital, Inc. ("EBC"), the managing underwriter of Ardent's initial public offering ("IPO"), to assist it in connection with its merger with Avantair.  As compensation for these services, Ardent agreed to issue to EBC, upon consummation of the merger, shares of Ardent's common stock equal to three percent (3%) of the legal consideration paid in the transaction. and a fractional card equal to 50 hours of flight time.  EBC also received $730,000 and will be issued warrants to purchase 146,000 shares of
Ardent's common stock upon consummation of the merger for assisting Avantair in raising funds in its bridge offering.  Additionally, an affiliate of EBC invested in Avantair's bridge offering and will convert its securities into shares of Ardent's common stock upon consummation of the merger with Avantair.

            Stockholders of Ardent  and other interested persons are advised to read, when available, Ardent 's preliminary proxy statement and definitive proxy statement in connection with Ardent 's solicitation of proxies for the special meeting because these proxy statements will contain important information. Such persons can also read Ardent 's final  prospectus dated February 24, 2005, for a description of the securities holdings of the Ardent officers and directors and of EBC and their respective interests in the successful consummation of this business combination. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the merger. Stockholders will also be able to obtain a copy of the definitive proxy statement, without charge, by directing a request to: Ardent Acquisition Corp., 1415 Kellum Place, Suite 205, Garden City, NY 11530.  The preliminary proxy statement and definitive proxy statement, once available, and the final prospectus can also be obtained, without charge, at the Securities And Exchange
Commission's Internet site (Http://www.sec.gov ).

Safe Harbor

This document contains forward-looking statements within the meaning of Section 27A of the
Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as
amended. All statements, other than statements of historical fact, including, without limitation, statements regarding Ardent Acquisition Corp.’s (“Ardent”) financial position, business strategy, plans and Ardent’s management’s objectives and its future operations, and industry conditions, are forward-looking statements.  Although Ardent believes that the expectations reflected in such forward-looking statements are reasonable, Ardent can give no assurance that such expectations will prove to be correct.  Important factors that could cause actual results to differ materially from
Ardent’s expectations (“Cautionary Statements”) include, without limitation, the effect of existing and future laws and governmental regulations, the results of future financing efforts, and the political and economic climate of the United States.  All subsequent written and oral forward-
looking statements attributable to Ardent, or persons acting on Ardent’s behalf, are expressly qualified in their entirety by the Cautionary Statements.

Ardent Acquisition Corp. Overview

Listing:  OTC.BB: AACQ, AACQU, AACQW*

Ardent is a Specified Purpose Acquisition Company (“SPAC”),
formed for the purpose of effecting a business combination with an operating business

Each AACQ unit, issued at $6.00, consists of one share of common stock and two warrants

Cash in trust of $5.50 per share at June 30, 2006 (totaling $37.9 million); increases with additional interest earned

Insider shares locked up until February 24, 2008

*Combined entity to seek NASDAQ listing upon closing

Avantair Overview

Business:                    5th largest company in the North American
                                    fractional aircraft industry

Only standalone fractional operator

Operating 25 aircraft as of mid-September with 58 on order

Expect to end F2007 (June 30) with approximately 40 in fleet

Operates fixed base operation (FBO)

Founded:                    2002, by current CEO Steven Santo

Locations:                HQ in Clearwater, FL with locations in four other
                       states

Employees:           Approximately 250

The Transaction

Proposed Ardent/Avantair business combination

Definitive agreement signed October 2, 2006

Expected closing Q1 2007

Transaction terms

7 million AACQ common shares on closing

Assumption of outstanding debt at closing ($33.2 million at 6/30/06)

Future milestone incentives

1 million shares if Cash EBITDA* is ≥ $6 million in F2007 (June 30)

5 million shares if Cash EBITDA* is ≥ $20 million in F2008

5 million shares if stock trades at or above $8.50/share for 20 of 30 trading days at any time prior to February 23, 2009

*Cash EBITDA is a non-GAAP measure of earnings before interest, taxes, depreciation and amortization adjusted for cash generated on sales of aircraft.  By GAAP rules, revenues and profits from fractional share sales are amortized over 60 months.

The Transaction (continued)

Two-year lock up agreements in place with Avantair
management and certain shareholders (excluding equity
raised concurrently with this transaction)

Employment agreements with key members of senior
management

Board of Directors will have seven members

Three nominated by Ardent, three by Avantair, and one by
mutual agreement

15.4 million primary shares outstanding post-merger

$85 million market value assuming Ardent liquidation value
of $5.50/share (as of June 30, 2006)

Will seek NASDAQ listing upon closing

Post-transaction Cap Table

9.7%

1.50

Ardent Management

44.8%

6.902

Ardent Investors

1Does not include contingent payments or management options

2Does not include warrants or underwriter purchase option and assumes 100% acceptance of the transaction

29.4%

4.531

Other Avantair Shareholders

16.1%

2.471

Avantair Management

% Owned

Shares (millions)

Shareholders

Benefits of the Merger

Provides significant capital for growth near term

Financing of additional Piaggio Avanti aircraft

Expansion of the FBO business

Increase sales and marketing efforts

Strengthens and deleverages balance sheet

Permits purchasing of fuel and aircraft on more favorable terms

Repay bridge loan and part of outstanding debt balance

Balance of debt to be termed at 10% interest

Strategically add additional plane models

Attract and retain high quality professionals

Elevate profile within the industry

Investment Highlights

Growing market due to conditions in commercial aviation

Avantair bridges the gap between commercial aviation and traditional fractional ownership – creating value in the fractional business

Operates a single, unique plane with cost and operating advantages relative to other fractionals

Pricing structure expands market potential to more value-driven customer without sacrificing luxury/quality

Two revenue streams – fractional aircraft sale and recurring monthly management fees

Unique pricing model creates greater visibility for the company and fractional owners

FBOs - new revenue stream

Capitalizes on internal and industry growth

Lowers operating costs for fractional division

Committed management team aligned with shareholders

Large and Growing Market

Fractionally owned aircraft fleet has grown from 8 aircraft in 1986 to 952 today (source: AvData)

Fractional shareholders have grown from 3 in 1986 to 5,902 today
(source: AvData)

Target market is large and growing due to favorable industry dynamics

Increasing number of affluent individuals

2 million households with net worth between $5 million and $30 million
(source: Federal Reserve Board - www.federalreserve.gov/pubs/oss/oss2/2004/scf2004home.html)

Unfavorable conditions for travelers in commercial aviation market

Fewer flights, less convenient, more time-consuming, long lines, poor customer service, security and safety issues

Avantair Strengths

Exclusive fractional operator in  North America of the Piaggio Avanti P. 180
(“Piaggio Avanti”)

Unique aircraft design that uses forward wing technology and compares favorably to light jets

Lowest fuel burn in category (Source: Business & Commercial Aviation )

Operates one plane creating economies of scale/lower costs:

Repositioning

Maintenance

Pilot-related cost

Pilot training

Fewer parts to inventory

Short runway capability – accessible to more airports

Utilize owned FBO, which is also a revenue generator: fuel services, de-icing, maintenance and refurbishment services; hanger rental, office space rental, ramp fees, etc.

Current FBO location at St. Petersburg/Clearwater airport - anticipate opening 2-4 over the next year

Sole Fractional Provider of Piaggio Avanti

AVANTI P.180
LEAR 40XR
CJ2
HAWKER 400XP
CJ3
CITATION ENCORE
PILATUS PC-12

Piaggio Avanti Features and Advantages

Stand-up cabin and private lavatory, unique in this category

Only aircraft in category that can fly 1,500 nautical miles
with five adults, luggage and full fuel load

Fastest turboprop made, with jet-like speed of 450 mph and
short runway capability

Sound dampening interior and rear mounted props deliver a
quiet ride

Benefits of Avantair Fractional Ownership

Advantageous pricing for fractional owners vs. competitors
with similar aircraft

30%-50% more fuel efficient than comparable jets and more
than 25% more efficient than other twin turboprops*

In addition to a modestly lower acquisition cost, the annual operating costs are:

40% less than Citation CJ3*

37%-39% less than Hawker 400XP*

Absence of hourly charges (other than fuel surcharge),
creates more predictable monthly billing

*Source: Business and Commercial Aviation, ARG/US (http://www.aviationresearch.com/Free/fracprgms.asp) and company pricing sheets as of September 2006

Competition

Other Fractionals

NetJets (Berkshire Hathaway - BRK)

Flight Options (Raytheon - RTN)

FlexJet (Bombardier - BBD.TO)

CitationShares (Textron - TXT)

Other Segments:

Charters

Air Taxis

Commercial Airlines

Other
4%
Citation
Shares
10%
Avantair
3%
Flight
Options
24%
NetJets
48%
Flexjet
11%
Avantair
NetJets
Flexjet
Flight Options
Citation Shares
Other

Fractional Unit Market Share

Source:  UBS August Business Jet Update

Acquistion Cost*[1]	Monthly Management Fee*[1]	Hourly Rate[1]	Yearly Operating Cost	Avantair Savings	High Speed Cruise (mph)	Range (nm)	Minimum Runway Needed
Avantair								
Avanti P.180	$405,000	$8,400	$0	$100,800		458	1,575	4,000
CitationShares								
CJ3	$430,000	$6,200	$1,900	$169,400	**40%**	480	1,875	4,750
Citation XLS	$681,000	$8,450	$2,150	$208,900	**52%**	486	1,724	5,350
NetJets								
Hawker 400XP	$406,250	$6,820	$1,554	$159,540	**37%**	518	1,433	5,800
Citation Encore	$528,125	$7,800	$1,550	$171,100	**41%**	490	1,652	4,775
Citation XLS	$685,000	$9,716	$1,925	$212,842	**53%**	486	1,484	5,350
Flight Options								
Hawker 400XP	$407,500	$6,797	$1,650	$164,064	**39%**	518	1,433	5,800
Flexjet								
Lear 40XR	$527,875	$6,260	$1,625	$156,370	**36%**	534	1,484	4,600
Lear 45XR	$661,125	$6,985	$1,865	$177,070	**43%**	534	1,764	4,600

Competitive Pricing Structure

*Based on 1/16th share size. Costs and fees may be subject to discount.

1As of September 2006.  Avantair’s monthly management fee increased to $8,900 as of October 1, 2006.

Source: ARG/US (www.aviationresearch.com/Free/fracprgms.asp), Business & Commercial Aviation May 2006 Purchase Planning Handbook (Based on “max fuel
w/available payload”), 2006 Conklin & de Decker Aircraft Performance Evaluator (Landing Distance Required Under Part 135 Subpart K with Maximum Weight), and company pricing sheets

Fixed Base Operations (FBO)

Airport-based provider of fuel, de-icing, maintenance and refurbishment services, hangar rental, office space rental, ramp fees, etc.

Lowers cost for Avantair fractionalized aircraft

Provides services for non-Avantair aircraft

Opportunity to participate in the servicing of the growing very light jet market.

110,000 sq. ft. hanger and 40,000 sq. ft. office space in Clearwater, FL (Tampa metro) at HQ

Will have operations in Camarillo, CA (LA metro) by year end

In negotiations for an FBO in Caldwell, NJ (NYC metro)

Have identified a number of possible additional locations

Reduces fuel costs

Provides geographic diversification

Reduces repositioning costs by providing additional maintenance, cleaning and fueling facilities

Initial revenues beginning in F2007

Sales and Marketing

Significant lead growth

2005 averaged 83 leads/month

Through September 20, 2006 averaged 163 leads/month

Assuming a 3 month lag from lead to closing, shares sold in 2005 were equal to 7.5% of trailing leads

Main sources of sales and leads are referrals and
advertisements

17% of owners historically (2002 – 2006) purchase
additional share within one year of ownership

Average purchase is approximately two shares, or 1/8
interest

Demo-to-close ratio is approximately 80%

Financial Results

On Income Statement, revenues and expenses from
aircraft sales are amortized over a 60-month period,
thus matching term of management contract

No impact on cash flows

($20.7)

($8.7)

($5.0)

Losses

$48.4

$26.2

$7.7

Revenues

2006

2005

2004

FY ending June 30

($mms)

F2006 loss expanded primarily due to lack of new
aircraft delivery

These numbers were obtained using private company accounting, are unaudited and subject to change

Financial Results (continued)

2nd half F2006 and Q1 F2007 negatively impacted by
Piaggio’s inability to deliver its new aircraft model until
July:

Delayed certification due to new avionics package

No new fractional sales revenue

Oversold capacity resulting in higher charter and
repositioning costs

Increased staffing costs in anticipation of new aircraft

Delivery Schedule

Scheduled to take delivery of up to 17 Avanti II P. 180
aircraft in F2007:

Expect 9-10 aircraft in 1st half F2007

One new aircraft accepted September 2006

Two more accepted in early October 2006

7-8 aircraft scheduled for 2nd half F2007

Operating Leverage Potential

Anticipated benefits of fleet expansion

Increased management fees

Reduced repositioning and external chartering costs

Better inventory management

Ability to leverage existing infrastructure

Flight control and call center, training costs

Larger referral base

Anticipated benefits of FBO expansion

Lower fuel costs

Enhanced brand value

Lower repositioning of aircraft for maintenance purposes

Business Model

Revenues derive from three sources

Sales of fractional shares – gross margin about $1 million/plane currently

Monthly management fees

FBO, remarketing, demos, etc.

Keys to profitability

Cost cutting – already underway

More aircraft under management – better economies of scale, lower repositioning costs, etc.

Cash earnings do not correspond to GAAP earnings

Breakeven Cash EBITDA* is a function of these factors

Could occur with as few as 40+ planes

            *Cash EBITDA is a non-GAAP measure of earnings before interest, taxes, depreciation and amortization adjusted for cash  generated on sales of aircraft.  By GAAP rules, revenues and profits from fractional share sales are amortized over 60 months.

Recent Financings

Bridge loan for $7.6 million

Equity investment of $9.0 million

Significant participation from non-management Ardent
shareholders

$2 million of the investment from current Avantair
management/shareholders

Both transactions closed concurrently with signing of
definitive agreement with Ardent

Management Backgrounds

Barry Gordon, Non-Executive Chairman (upon consummation of merger)

            Currently Mr. Gordon is Chairman and President of American Fund Advisors and Chairman of
Ardent Acquisition Corp.   Mr. Gordon worked in the airline industry from 1967-1971 and then went to Wall Street as an analyst and portfolio manager running an aviation mutual fund, of which he was President from 1973-1995 (merged with another fund which he continued to manage). He holds a BBA in Marketing from the University of Miami and an MBA in Finance from Hofstra
University. Mr. Gordon was also named Long Island Entrepreneur of Year in Financial Services in 1992.

Steven F. Santo, Chief Executive Officer

            Steven Santo founded Avantair in June 2002. Through Mr. Santo’s entrepreneurial spirit and leadership, Avantair has grown to one of the most unique fractional companies in the industry with the world’s largest fleet of Piaggio Avanti P.180’s . He is responsible for developing and executing the strategic plans and policies of the company. A former Assistant District Attorney of New York who holds degrees from Villanova University and St. Johns School of Law, Mr. Santo himself has flown more than 1,000 hours in the Piaggio Avanti P.180 and was behind the controls of the first owner flight in 2002.

John J. Waters, Chief Financial Officer

            Most recently, Mr. Waters founded John Waters Consulting, L.L.C. which provided mergers and acquisition advisory services.  Previously, Mr. Waters was the CAO at Authentidate Holdings
Corp. (NASDAQ: ADAT).  In addition, his financial background includes, but is not limited to:
financial planning and budgeting, strategic planning, accounting, auditing, mergers, acquisitions and initial public offerings. A former Senior Partner with Arthur Andersen LLP, Mr. Waters holds a degree in Business Administration from Iona College and is a Certified Public Accountant.

Management Backgrounds (cont’d)

Tracy L. Chaplin, Chief Operating Officer

            Tracy Chaplin joined Avantair in 2006 and serves as the company’s Chief Operating Officer. She is responsible for managing Avantair’s day-to-day operations and activities. Formerly Chief
Purchasing Officer at Flight Options, Ms. Chaplin was responsible for the development of strategy and management of an annual spending budget exceeding $400 million, which included fuel management, charter management, maintenance contracts, avionics, catering, logistics, and engines.
A graduate of Wright State University, she holds a Bachelor’s degree in Economics.

Kevin V. McKamey, Executive Vice President

            As a charter employee of Avantair, Mr. McKamey joined the company in October of 2002. As
Executive Vice President, Mr. McKamey is responsible for developing long range business and facility strategies that support Avantair’s business plans.  Mr. McKamey has 20 years experience in the aviation industry including two years as the Flight and Sales Support Manager of Piaggio
America. Mr. McKamey is a certified pilot with over 3,000 hours in the Piaggio Avanti. He holds a
Bachelor’s degree in Aviation Business Administration from Embry-Riddle University.

Matthew Doyle, Vice President, Sales

            Matthew Doyle is the Vice President of Sales for Avantair and has been with the company since its inception. He is responsible for leading and directing Avantair’s sales team. Mr. Doyle has 15 years in the aviation industry with seven in aircraft sales at PlaneSense.  He is an Airline Transport rated pilot with over 4,000 hours of aircraft experience of which 400 are in the Piaggio Avanti. Mr. Doyle holds a degree in Aeronautical Science and Business Administration.